                                                   Registration No.
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                     ------------------------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                     ------------------------------------

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

        New York                                         13-4922250
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification No.)
                            American Express Tower
                            World Financial Center
                           New York, New York 10285
                             (Address of principal
                              executive offices)
                     -------------------------------------
                    AMERICAN EXPRESS INCENTIVE SAVINGS PLAN
                           (Full title of the plan)
                     -------------------------------------
                            LOUISE M. PARENT, ESQ.
                           Executive Vice President
                              and General Counsel
                           American Express Company
                            American Express Tower
                            World Financial Center
                           New York, New York 10285
                   (Name and address of agent for service)
                     -------------------------------------
                                (212) 640-2000
         (Telephone number, including area code, of agent for service)

                         -----------------------------
                        CALCULATION OF REGISTRATION FEE
==============================================================================
                                     Proposed   Proposed
                                     Maximum    Maximum
                                     Offering   Aggregate      Amount of
Title of Securities  Amount to be    Price Per  Offering       Registration
to be Registered(1)  Registered (2)  Share (3)  Price (2)      Fee (3)
- ------------------------------------------------------------------------------
Common Shares,       5,000,000       $29.63     $148,150,000   $51,086.21
par value $.60
per share
==============================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) This Registration Statement also relates to such indeterminate number of additional Common Shares of Registrant as may be issuable as a result of stock splits, stock dividends or similar transactions.

(3) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices of such securities on the New York Stock Exchange on May 23, 1994.
=============================================================================
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                                    PART II


ITEM 3.        INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

               These are hereby incorporated by reference: (i) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993; (ii) the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994: (iii) the Registrant's Current Reports on Form 8-K dated January 24, 1994, January 24, 1994, April 5, 1994, and April 21, 1994; (iv) the description of the Registrant's Common Shares, par value $.60 per share (the "Common Shares"), contained in the Registrant's Registration Statement on Form 8-A dated November 13, 1984; and
(v) the American Express Incentive Savings Plan (the "Plan")
Annual Report on Form 11-K for the plan year ended December 30, 1992.

               All documents filed by the Registrant or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.        DESCRIPTION OF SECURITIES

               Not applicable.  See instructions to Item 4.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL

               The legality of newly-issued Common Shares and interests in the Plan have been passed upon by Louise M. Parent, Esq., Executive Vice President and General Counsel of the Registrant. Ms. Parent is paid a salary by, and is a participant in various employee benefit plans offered generally to employees of, the Registrant. Ms. Parent also owns Common Shares and has options to purchase Common Shares of the Registrant.

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ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS

               The Registrant's By-Laws require the Registrant to indemnify its directors and officers to the fullest extent permitted by New York law. In addition, the Registrant has purchased insurance policies which provide coverage for its directors and officers in certain situations where the Registrant cannot directly indemnify such directors and officers.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED

               Not applicable.

ITEM 8.        EXHIBITS

   4.1 Registrant's Restated Certificate of Incorporation, as amended to date (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
               Statement on Form S-8 (File No. 33-43671), filed with the Commission on October 31, 1991)

   4.2         Registrant's By-laws, as amended to date
               (incorporated by reference to Exhibit 1(b) of the Registrant's Registration Statement on Form S-3
               (File No. 33-50997) filed with the Commission on December 3, 1993)

   4.3 Form of certificate for the Registrant's Common Shares (incorporated by reference to Exhibit 4 of the Registrant's Registration Statement on Form S-3 (File No. 33-35382), filed with the Commission on June 12, 1990)

   4.4 American Express Incentive Savings Plan Amended and Restated Effective as of July 1, 1991 (incorporated by reference to Exhibit 4.3 of the Registrant's Registration Statement on Form S-8 (File No. 33-43671) filed with the Commission on October 30,
               1991)

   4.5 Amendments to American Express Incentive Savings Plan adopted October 4, 1991 (incorporated by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-8 (File No. 33-43671) filed with the Commission on October 30,
               1991)

   4.6         Amendments to the American Express Incentive Savings
               Plan

   5.1         Opinion and consent of Louise M. Parent, Esq.

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  15.1         Letter from Ernst & Young Regarding Unaudited
               Interim Financial Information

  23.1         Consent of Ernst & Young

  23.2 Consent of Louise M. Parent, Esq. (included as part of Exhibit 5)

  24.1         Powers of Attorney

	The Registrant undertakes that it will cause the Plan and any amendments thereto to be submitted to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.        REQUIRED UNDERTAKINGS

        The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                         (i)     To include any prospectus required by
Section 10(a)(3) of the Securities Act of 1933;

                         (ii)    To reflect in the prospectus any
facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                         (iii)   To include any material information
with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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               (3)       To remove from registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 24th day of May, 1994.


                                 AMERICAN EXPRESS COMPANY
                                       (Registrant)


                                 By /s/ Stephen P. Norman
                                    -----------------------
                                    Stephen P. Norman
                                    Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


  Name                                       Title
        *
- ---------------------                        Chairman of the Board,
Harvey Golub                                 Chief Executive Officer and
                                             Director (principal
                                             executive officer)
        *
- ---------------------                        President and Director
Jeffrey E. Stiefler

        *
- ---------------------                        Executive Vice
Michael P. Monaco                            President, Chief Financial
                                             Officer and Treasurer
        *
- ---------------------                        Senior Vice President
Daniel T. Henry                              and Comptroller
                                             (principal accounting
                                             officer)

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        *
- ---------------------                        Director
Anne L. Armstrong

        *
- ---------------------                        Director
William G. Bowen

        *
- ---------------------                        Director
David M. Culver

        *
- ---------------------                        Director
Charles W. Duncan, Jr.

        *
- ---------------------                        Director
Richard M. Furlaud

        *
- ---------------------                        Director
Beverly Sills Greenough

        *
- ---------------------                        Director
F. Ross Johnson

        *
- ---------------------                        Director
Vernon E. Jordan, Jr.

        *
- ---------------------                        Director
Henry A. Kissinger

        *
- ---------------------                        Director
Drew Lewis

        *
- ---------------------                        Director
Aldo Papone

        *
- ---------------------                        Director
Roger S. Penske

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
        *
- ---------------------                        Director
Frank P. Popoff




*By: /s/ Stephen P. Norman
     ----------------------
     Stephen P. Norman
     (Attorney-in-fact)


Date: May 24, 1994

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        Pursuant to the requirements of the Securities Act of
1933, the members of the Employee Benefits Administration Committee of American Express Company have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 24th day of May, 1994.

                                        AMERICAN EXPRESS INCENTIVE
                                        SAVINGS PLAN

                                        By: /s/ Stephen P. Norman
                                            ----------------------
                                            Stephen P. Norman
                                            (as Attorney-in-Fact)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.


                                        By:            *
                                           ------------------------
                                             Roger Ballou
                                             Member of Employee Benefits
                                             Administration Committee


                                        By:            *
                                           -----------------------
                                             Craig Dinsell
                                             Member of Employee Benefits
                                             Administration Committee


                                        By:            *
                                           -----------------------
                                             Michael P. Monaco
                                             Member of Employee Benefits
                                             Administration Committee


*By: /s/ Stephen P. Norman
     ----------------------
     Stephen P. Norman
     (as attorney-in-fact)
     May 24, 1994

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                                 EXHIBIT INDEX

        The following exhibits are filed herewith, except as noted below.


Exhibit No.                  Description

   4.1 Registrant's Restated Certificate of Incorporation, as amended to date (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
               Statement on Form S-8 (File No. 33-43671), filed with the Commission on October 31, 1991)

   4.2         Registrant's By-laws, as amended to date
               (incorporated by reference to Exhibit 1(b) of the Registrant's Registration Statement on Form S-3
               (File No. 33-50997) filed with the Commission on December 3, 1993)

   4.3 Form of certificate for the Registrant's Common Shares (incorporated by reference to Exhibit 4 of the Registrant's Registration Statement on Form S-3 (File No. 33-35382), filed with the Commission on June 12, 1990)

   4.4 American Express Incentive Savings Plan Amended and Restated Effective as of July 1, 1991 (incorporated by reference to Exhibit 4.3 of the Registrant's Registration Statement on Form S-8 (File No. 33-43671) filed with the Commission on October 30,
               1991)

   4.5 Amendments to American Express Incentive Savings Plan adopted October 4, 1991 (incorporated by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-8 (File No. 33-43671) filed with the Commission on October 30,
               1991)

   4.6         Amendments to the American Express Incentive Savings
               Plan

   5.1         Opinion and consent of Louise M. Parent, Esq.

  15.1         Letter from Ernst & Young Regarding Unaudited
               Interim Financial Information

  23.1         Consent of Ernst & Young

  23.2 Consent of Louise M. Parent, Esq. (included as part of Exhibit 5)

  24.1         Powers of Attorney